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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): May 22, 2002

                             FANZ ENTERPRISES, INC.
               (Exact Name of Registrant as Specified in Charter)

    Delaware                   333-58492                        35-2123462
(State or Other          (Commission File Number)            (I.R.S. Employer
Jurisdiction of                                              Identification No.)
 Incorporation)
                        ---------------------------------

                                5419 Cayman Drive
                                    Suite 100
                              Carmel, Indiana 46033
                    (Address of Principal Executive Offices)
                                   (Zip Code)
                        ---------------------------------

                                 (317) 815-1128
              (Registrant's Telephone Number, Including Area Code)






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Item 5.  Other Events

         On May 22, 2002, FanZ Enterprises, Inc. issued the press release attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         Item 7(c). Exhibits.

         99.1 Press release issued by FanZ Enterprises, Inc. on May 22, 2002.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   FANZ ENTERPRISES, INC.


Dated:   May 22, 2002           By: /s/ J. Roe Hitchcock
                                   --------------------------------------------
                                    J. Roe Hitchcock
                                    Chief Executive Officer, Treasurer and
                                    Director



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